UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 24, 2024

Commission File Number: 1-14222

SUBURBAN PROPANE PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	22-3410353
(State or Other Jurisdiction	(IRS Employer
of Incorporation)	Identification No.)

240 Route 10 West

Whippany, New Jersey 07981

(973) 887-5300

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Units	SPH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

At its regular meeting on January 24, 2024, the Board of Supervisors (the “Board”) of Suburban Propane Partners, L.P. (the “Partnership”), was notified by Lawrence C. Caldwell that he intends to retire from the Board and the committees of the Board on which he serves, effective May 20, 2024.

Mr. Caldwell has served on the Board since November 2012 and his decision to retire from the Board was not because of any disagreement with the Partnership. The Partnership gratefully acknowledges Mr. Caldwell’s 11 years of dedicated service on the Board.

Effective upon Mr. Caldwell’s retirement on May 20, 2024 and pursuant to authority granted to the Board under the Partnership’s Third Amended and Restated Agreement of Limited Partnership, as amended, the size of the Board of Supervisors will be reduced from nine (9) Supervisors to eight (8) Supervisors.

ITEM 8.01. OTHER EVENTS

On January 26, 2024, the Partnership issued a press release announcing that the Partnership’s 2024 Tri-Annual Meeting of the Limited Partners of the Partnership will be held in person on Tuesday, May 21, 2024, beginning at 9:00 a.m. E.T, at its executive offices located at One Suburban Plaza, 240 Route 10 West, Whippany, New Jersey 07981 (the “2024 Tri-Annual Meeting”). Additional information about the 2024 Tri-Annual Meeting and how the Partnership’s Unitholders may attend will be provided in the notice of the meeting and proxy statement, which will be sent to the Partnership’s Unitholders and filed with the Securities and Exchange Commission in advance of the 2024 Tri-Annual Meeting.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

99.1	Press Release of Suburban Propane Partners, L.P. dated January 26, 2024, announcing the date of the 2024 Tri-Annual Meeting of Unitholders.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 26, 2024	SUBURBAN PROPANE PARTNERS, L.P.

	By:	/s/ BRYON L. KOEPKE
	Name:	Bryon L. Koepke
	Title:	Vice President, General Counsel & Secretary